UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 23, 2012

SEACHANGE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code:	(978) 897-0100

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

SeaChange International, Inc. (“SeaChange”) and Yvette Kanouff, its former President, have entered into a separation agreement and general release, dated as of February 23, 2012 (the “Separation Agreement”). Under the terms of the Separation Agreement, in exchange for Ms. Kanouff’s release of claims, SeaChange will:

•	pay Ms. Kanouff $400,000, equal to her annual base salary, in twice-monthly installments on SeaChange’s regular payroll schedule for a period of twelve months;
•	satisfy the retention award previously granted to Ms. Kanouff, as disclosed in the Form 8-K filed May 5, 2011, by the payment of $75,000 in cash and the accelerated vesting of the restricted stock unit for 3,000 shares of SeaChange’s common stock;
•	permit Ms. Kanouff to remain eligible to receive an award under SeaChange’s fiscal year 2012 compensation and bonus plan, as disclosed in the Form 8-K filed May 5, 2011, with such payments, if any, to be made at the time and under the terms as would have applied had Ms. Kanouff remained actively employed by SeaChange, provided that 8,330 of such RSUs shall be awarded to Ms. Kanouff on execution of the Separation Agreement; and
•	pay for up to 12 months (or such earlier period as Ms. Kanouff becomes eligible for healthcare coverage from a new employer) of her coverage under comparable medical and dental benefit plans to those by which she was covered immediately prior to the termination of her employment.

The Separation Agreement provides that all of Ms. Kanouff’s rights and obligations under existing awards of stock options and restricted stock units will continue to be governed by the terms and conditions of the applicable plan pursuant to which such awards were granted.

Ms. Kanouff remains subject to the terms of an Employee Noncompetition, Nondisclosure and Developments Agreement with SeaChange previously executed by Ms. Kanouff with SeaChange, pursuant to which there is a one-year post-employment noncompetition and nonsolicitation obligation.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is attached to this report:

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of February 23, 2012, by and between SeaChange International, Inc. and Yvette Kanouff.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Raghu Rau
Raghu Rau
Chief Executive Officer

Dated: February 23, 2012

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of February 23, 2012, by and between SeaChange International, Inc. and Yvette Kanouff.

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